Exhibit 99.1
CONTACT:     Sheila Ennis
ICR for Comverse, Inc.
203-682-8338
Sheila.ennis@icrinc.com

Comverse Announces Fiscal 2013 Third Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, December 12, 2013 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the three months ended October 31, 2013.
Consolidated Highlights: Below is selected consolidated financial information for the three and nine months ended October 31, 2013 and 2012, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended October 31,		Nine Months Ended October 31,
(In thousands)	2013	2012	2013	2012
Total revenue	$160,416	$185,200	$485,987	$494,176
Costs and expenses
Cost of revenue	95,888	118,171	290,336	316,772
Research and development, net	17,536	20,379	50,476	59,243
Selling, general and administrative	31,283	39,756	103,342	119,253
Other operating expenses	1,005	5,582	7,859	6,689
Total costs and expenses	145,712	183,888	452,013	501,957
Income (loss) from operations	14,704	1,312	33,974	(7,781)
Expense adjustments	5,634	12,333	10,220	26,294
Comverse performance (1)	20,338	13,645	44,194	18,513

Income (loss) before income tax benefit (expense)	11,816	1,199	26,361	(11,973)
Income tax benefit (expense)	11,320	(11,774)	(23,452)	(19,098)
Net (loss) income from continuing operations	23,136	(10,575)	2,909	(31,071)
Basic earnings (loss) per share from continuing operations	$1.04	$(0.48)	$0.13	$(1.42)
Diluted earnings (loss) per share from continuing operations	$1.03	$(0.48)	$0.13	$(1.42)

Interest expense	(211)	(218)	(565)	(594)
Depreciation and Amortization	$(4,753)	$(7,838)	$(14,070)	$(23,793)

Operating Margin	9.2%	0.7%	7.0%	(1.6)%
Comverse performance margin	12.7%	7.4%	9.1%	3.7%

Net cash (used in) provided by operating activities - continuing operations (2)	$(15,028)	$21,089	$(5,387)	$(29,407)

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during the nine months ended October 31, 2013.

“Our continued focus on driving increased operational efficiency contributed to strong and improved profit margins in the third quarter.  In addition, while capex spend among carriers continues to be highly scrutinized, we are pleased with the continued improvement in our overall global sales pipeline,” said Philippe Tartavull, President & CEO of Comverse, Inc. “We believe Comverse’s differentiated products, proven track record and global presence positions us well to capitalize on our multi-billion dollar market opportunity.”
"As previously disclosed, the tax provision is subject to significant quarter-to-quarter variability based on numerous factors. From a full year perspective we currently expect our tax provision to be in the range of $27 million to $32 million and our cash taxes to be between $17 million and $20 million," said Tom Sabol, CFO of Comverse, Inc.
Business Segment Highlights:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2013	2012	2013	2012
	(Dollars in thousands)
SEGMENT RESULTS
Comverse BSS
Segment revenue	$67,323	$65,947	$207,451	$192,679
Gross margin	40.5%	29.4%	38.0%	33.7%
Income from operations	13,038	6,860	37,277	25,889
Operating margin	19.4%	10.4%	18.0%	13.4%
Segment performance	13,729	10,838	39,498	38,617
Segment performance margin	20.4%	16.4%	19.0%	20.0%
Comverse VAS
Segment revenue	$84,255	$111,457	$248,754	$268,668
Gross margin	48.8%	48.5%	47.5%	46.3%
Income from operations	33,275	43,879	94,282	90,899
Operating margin	39.5%	39.4%	37.9%	33.8%
Segment performance	33,275	43,879	94,289	91,815
Segment performance margin	39.5%	39.4%	37.9%	34.2%
Comverse Other (a)
Segment revenue	$8,838	$7,796	$29,782	$32,829
Gross margin	(43.6)%	(82.5)%	(4.4)%	(36.5)%
Loss from operations	(31,609)	(49,427)	(97,585)	(124,569)
Operating margin	(357.6)%	(634.0)%	(327.7)%	(379.4)%
Segment performance	(26,666)	(41,072)	(89,593)	(111,919)
Segment performance margin	(301.7)%	(526.8)%	(300.8)%	(340.9)%

(a) Consists of all of our operations other than the Comverse BSS and Comverse VAS segments, including Comverse Mobile Internet, Comverse's Netcentrex operations, and Comverse's global corporate functions that support its business units.
Selected Balance Sheet Highlights: Below is selected balance sheet data:

	As of
(In millions)	October 31, 2013	July 31, 2013

Cash and cash equivalents	$244.2	$264.0
Restricted cash (including long-term restricted cash) and bank time deposits	69.2	69.1
Total	$313.4	$333.1

Conference Call Details
Comverse will be conducting a conference call today, December 12, 2013 at 8:00 a.m. EDT. To listen to the conference call live, dial 678-825-8369. Please dial-in at least five minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com.
A replay of the call will be available, beginning at approximately 11:00 a.m. on December 12, 2013 for two days, at 404-537-3406, and archived via webcast at www.comverse.com. The replay access code is 20754015.
Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standard Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) impairment of goodwill; (vi) impairment of property and equipment; (vii) certain litigation settlements and related costs; (viii) Italian VAT refund recovery recorded within operating expenses; (ix) restructuring expenses; and (x) certain other gains and expenses. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses recorded in connection with CTI’s and our efforts to (a) complete certain financial statements and audits of such financial statements and (b) remediate material weaknesses in internal control over financial reporting.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
Comverse® is a leading provider of telecom business enablement solutions that support service innovation and smart monetization through a rich portfolio of BSS, Data Management and Monetization, Digital Services, Value Added Services, IP Communications and Professional Services. Comverse's extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers. Our innovative product portfolio enables communication service providers to unleash the value of the network for their customers by making their networks smarter. Comverse's solutions are available in a variety of delivery models, including on-site, cloud, hosted and managed services.

Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties arise from (among other factors) the risk that our managed service offering may not grow as expected and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K filed with the SEC on May 16, 2013, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2013	2012	2013	2012
Revenue:
Product revenue	$49,413	$70,926	$158,808	$170,465
Service revenue	111,003	114,274	327,179	323,711
Total revenue	160,416	185,200	485,987	494,176
Costs and expenses:
Product costs	23,551	36,367	79,936	88,300
Service costs	72,337	81,804	210,400	228,472
Research and development, net	17,536	20,379	50,476	59,243
Selling, general and administrative	31,283	39,756	103,342	119,253
Other operating expenses:
Impairment of goodwill	—	5,605	—	5,605
Restructuring expenses	1,005	(23)	7,859	1,084
Total other operating expenses	1,005	5,582	7,859	6,689
Total costs and expenses	145,712	183,888	452,013	501,957
Income (loss) from operations	14,704	1,312	33,974	(7,781)
Interest income	121	163	436	606
Interest expense	(211)	(218)	(565)	(594)
Interest expense on notes payable to CTI	—	(205)	—	(455)
Other (expense) income, net	(2,798)	147	(7,484)	(3,749)
Income (loss) before income tax benefit (expense)	11,816	1,199	26,361	(11,973)
Income tax benefit (expense)	11,320	(11,774)	(23,452)	(19,098)
Net income (loss) from continuing operations	23,136	(10,575)	2,909	(31,071)
Income from discontinued operations, net of tax	—	21,831	—	26,542
Net income (loss)	23,136	11,256	2,909	(4,529)
Less: Net income attributable to noncontrolling interest	—	(157)	—	(1,167)
Net income (loss) attributable to Comverse, Inc.	$23,136	$11,099	$2,909	$(5,696)
Weighted average common shares outstanding:
Basic	22,218,600	21,923,241	22,138,389	21,923,241
Diluted	22,412,267	21,923,241	22,312,009	21,923,241
Net income (loss) attributable to Comverse, Inc.
Net income (loss) from continuing operations	$23,136	$(10,575)	$2,909	$(31,071)
Income from discontinued operations, net of tax	—	21,674	—	25,375
Net income (loss) attributable to Comverse, Inc.	$23,136	$11,099	$2,909	$(5,696)
Earnings (loss) per share attributable to Comverse, Inc.’s stockholders:
Basic earnings (loss) per share
Continuing operations	$1.04	$(0.48)	$0.13	$(1.42)
Discontinued operations	—	0.99	—	1.16
Basic earnings (loss) per share	$1.04	$0.51	$0.13	$(0.26)
Diluted earnings (loss) per share
Continuing operations	$1.03	$(0.48)	$0.13	$(1.42)
Discontinued operations	—	0.99	—	1.16
Diluted earnings (loss) per share	$1.03	$0.51	$0.13	$(0.26)

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	October 31, 2013	January 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$244,186	$262,921
Restricted cash and bank time deposits	33,354	28,484
Accounts receivable, net of allowance of $8,155 and $8,841, respectively	85,040	123,612
Inventories	17,690	24,800
Deferred cost of revenue	25,040	34,031
Deferred income taxes	11,553	17,938
Prepaid expenses and other current assets	30,906	35,119
Total current assets	447,769	526,905
Property and equipment, net	40,382	37,442
Goodwill	150,103	149,987
Intangible assets, net	5,840	7,909
Deferred cost of revenue	50,782	72,121
Deferred income taxes	8,390	9,421
Restricted cash - long-term	35,895	14,030
Other assets	43,918	39,975
Total assets	$783,079	$857,790
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$165,319	$185,611
Deferred revenue	259,842	320,347
Deferred income taxes	6,829	7,689
Income taxes payable	6,677	8,538
Total current liabilities	438,667	522,185
Deferred revenue	113,264	143,725
Deferred income taxes	50,681	41,767
Other long-term liabilities	166,989	168,876
Total liabilities	769,601	876,553
Commitments and contingencies
Equity:
Comverse, Inc. stockholders’ equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued 22,257,546 and 21,934,569 shares, respectively; outstanding, 22,227,077 and 21,933,427 shares, respectively	223	219
Treasury stock, at cost, 30,469 and 1,142 shares, respectively	(853)	(33)
Accumulated deficit	(40,028)	(42,937)
Additional paid in capital	32,070	2,237
Accumulated other comprehensive income	22,066	21,751
Total equity	13,478	(18,763)
Total liabilities and equity	$783,079	$857,790

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Nine Months Ended October 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$2,909	$(4,529)
Net income from discontinued operations	—	(26,542)
Non-cash operating items:
Depreciation and amortization	14,070	23,793
Impairment of goodwill	—	5,605
Provision for doubtful accounts	824	386
Stock-based compensation expense	8,011	5,512
Deferred income taxes	15,050	(6,255)
Inventory write-downs	3,916	4,755
Other non-cash items, net	(1,355)	1,243
Changes in assets and liabilities:
Accounts receivable	37,156	19,751
Inventories	(19)	(8,321)
Deferred cost of revenue	30,322	25,254
Prepaid expense and other current assets	(433)	9,761
Accounts payable and accrued expense	(16,870)	(6,737)
Accrued income taxes	(1,379)	5,852
Deferred revenue	(89,955)	(90,426)
Tax contingencies	(4,624)	11,109
Other assets and liabilities	(3,010)	382
Net cash used in operating activities - continuing operations	(5,387)	(29,407)
Net cash used in operating activities - discontinued operations	—	(1,277)
Net cash used in operating activities	(5,387)	(30,684)
Cash flows from investing activities:
Proceeds from sale of Starhome B.V., net of cash sold of $30.9 million	—	6,340
Purchases of property and equipment	(9,832)	(3,896)
Net change in restricted cash and bank time deposits	(27,324)	(5,300)
Proceeds from asset sales	78	309
Other, net	843	(683)
Net cash used in investing activities	(36,235)	(3,230)
Cash flows from financing activities:
Decrease in net investment by CTI	—	(285)
Borrowings under note payable to CTI	—	9,500
CTI capital contribution	25,000	38,500
Repurchase of common stock	(820)	—
Proceeds from exercises of stock options	846	—
Other, net	—	(35)
Net cash provided by financing activities	25,026	47,680
Effects of exchange rates on cash and cash equivalents	(2,139)	(1,708)
Net (decrease) increase in cash and cash equivalents	(18,735)	12,058
Cash and cash equivalents, beginning of period including cash from discontinued operations	262,921	193,192
Cash and cash equivalents, end of period	$244,186	$205,250

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended October 31,		Nine Months Ended October 31,
(Dollars in thousands)	2013	2012	2013	2012
Income (loss) from operations	$14,704	$1,312	$33,974	$(7,781)
Expense Adjustments:
Stock-based compensation expense	2,668	1,880	8,011	5,512
Amortization of acquisition-related intangibles	692	3,976	2,070	12,048
Compliance-related professional fees	744	176	1,550	189
Compliance-related compensation and other expenses	(44)	288	163	1,841
Impairment of goodwill	—	5,605	—	5,605
Impairment of property and equipment	208	15	251	50
Certain litigation settlements and related costs	8	413	(15)	170
Italian VAT refund recovery recorded within operating expenses	—	—	(10,861)	—
Restructuring expenses	1,005	(23)	7,859	1,084
Gain on sale of fixed assets	(14)	—	(32)	—
Other, net	367	3	1,224	(205)
Total expense adjustments	5,634	12,333	10,220	26,294
Comverse performance	$20,338	$13,645	$44,194	$18,513

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended October 31, 2013
Total revenue	$67,323	$84,255	$8,838	$160,416
Total costs and expenses	$54,285	$50,980	$40,447	$145,712
Income (loss) from operations	$13,038	$33,275	$(31,609)	$14,704
Computation of segment performance:
Segment revenue	$67,323	$84,255	$8,838
Total costs and expenses	$54,285	$50,980	$40,447
Segment expense adjustments:
Stock-based compensation expense	—	—	2,668
Amortization of acquisition-related intangibles	692	—	—
Compliance-related professional fees	—	—	744
Compliance-related compensation and other expenses	—	—	(44)
Impairment of property and equipment	—	—	208
Certain litigation settlements and related costs	—	—	8
Restructuring expenses	—	—	1,005
Gain (loss) on sale of fixed assets	(1)	—	(13)
Other, net	—	—	367
Segment expense adjustments	691	—	4,943
Segment expenses	53,594	50,980	35,504
Segment performance	$13,729	$33,275	$(26,666)
Interest expense	$—	$—	$(211)	$(211)
Depreciation and amortization	$(1,515)	$(1,247)	$(1,991)	$(4,753)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended October 31, 2012
Total revenue	$65,947	$111,457	$7,796	$185,200
Total costs and expenses	$59,087	$67,578	$57,223	$183,888
Income (loss) from operations	$6,860	$43,879	$(49,427)	$1,312
Computation of segment performance:
Segment revenue	$65,947	$111,457	$7,796
Total costs and expenses	$59,087	$67,578	$57,223
Segment expense adjustments:
Stock-based compensation expense	—	—	1,880
Amortization of acquisition-related intangibles	3,976	—	—
Compliance-related professional fees	—	—	176
Compliance-related compensation and other expenses	—	—	288
Impairment of goodwill	—	—	5,605
Impairment of property and equipment	—	—	15
Certain litigation settlements and related costs	—	—	413
Restructuring expenses	—	—	(23)
Other, net	2	—	1
Segment expense adjustments	3,978	—	8,355
Segment expenses	55,109	67,578	48,868
Segment performance	$10,838	$43,879	$(41,072)
Interest expense	$—	$—	$(218)	$(218)
Depreciation and amortization	$(4,780)	$(1,243)	$(1,815)	$(7,838)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Nine Months Ended October 31, 2013
Total revenue	$207,451	$248,754	$29,782	$485,987
Total costs and expenses	$170,174	$154,472	$127,367	$452,013
Income (loss) from operations	$37,277	$94,282	$(97,585)	$33,974
Computation of segment performance:
Segment revenue	$207,451	$248,754	$29,782
Total costs and expenses	$170,174	$154,472	$127,367
Segment expense adjustments:
Stock-based compensation expense	—	—	8,011
Amortization of acquisition-related intangibles	2,070	—	—
Compliance-related professional fees	—	—	1,550
Compliance-related compensation and other expenses	122	7	34
Impairment of property and equipment	29	1	221
Certain litigation settlements and related costs	—	—	(15)
Italian VAT recovery recorded within operating expense	—	—	(10,861)
Restructuring expenses	—	—	7,859
Gain on sale of fixed assets	—	(1)	(31)
Other, net	—	—	1,224
Segment expense adjustments	2,221	7	7,992
Segment expenses	167,953	154,465	119,375
Segment performance	$39,498	$94,289	$(89,593)
Interest expense	$—	$—	$(565)	$(565)
Depreciation and amortization	$(4,549)	$(3,712)	$(5,809)	$(14,070)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Nine Months Ended October 31, 2012
Total revenue	$192,679	$268,668	$32,829	$494,176
Total costs and expenses	$166,790	$177,769	$157,398	$501,957
Income (loss) from operations	$25,889	$90,899	$(124,569)	$(7,781)
Computation of segment performance:
Segment revenue	$192,679	$268,668	$32,829
Total costs and expenses	$166,790	$177,769	$157,398
Segment expense adjustments:
Stock-based compensation expense	—	—	5,512
Amortization of acquisition-related intangibles	12,048	—	—
Compliance-related professional fees	—	—	189
Compliance-related compensation and other expenses	678	916	247
Impairment of goodwill	—	—	5,605
Impairment of property and equipment	—	—	50
Certain litigation settlements and related costs	—	—	170
Restructuring expenses	—	—	1,084
Other, net	2	—	(207)
Segment expense adjustments	12,728	916	12,650
Segment expenses	154,062	176,853	144,748
Segment performance	$38,617	$91,815	$(111,919)
Interest expense	$—	$—	$(594)	$(594)
Depreciation and amortization	$(14,443)	$(3,688)	$(5,662)	$(23,793)